EXHIBIT 99.1

First Horizon National Corporation and IBERIABANK Corporation Receive Regulatory Approvals for Merger of Equals

Customers can continue to bank through current brands until system conversion

MEMPHIS, Tenn. & LAFAYETTE, La., June 15, 2020 — First Horizon National Corp. (“First Horizon”) (NYSE: FHN) and IBERIABANK Corporation (“IBERIABANK”) (NASDAQ: IBKC) today announced receipt of regulatory approval from the Board of Governors of the Federal Reserve System to complete their previously announced all-stock merger of equals. Upon completion of the merger, the combined company will be one of the largest financial services companies headquartered in the South and one of the top 25 banks in the United States, in deposits. The Companies expect the merger to be completed on July 1, 2020, pending customary closing conditions.

“We are pleased to receive regulatory approval to merge our two companies,” said Bryan Jordan, Chairman and CEO of First Horizon. “First Horizon and IBERIABANK together will be well positioned to navigate a changing financial services landscape, deliver superior client solutions, strengthen the communities we serve and create strong returns for our shareholders.”

Jordan continued, “I am tremendously proud of how focused our teams have remained throughout the unforeseen disruption of a global pandemic. Our colleagues have demonstrated an unwavering dedication to our clients and communities while setting the stage for a highly successful integration.”

“Today’s approval represents an important milestone as we join forces to create a leading regional financial services company dedicated to enriching the lives of our clients, associates and communities,” said Daryl Byrd, President and CEO of IBERIABANK. “By aligning our relationship-oriented cultures, we will continue to transform the way we do business to meet clients’ needs in this dynamic environment and provide a great place to work for our associates.”

Clients will continue to be served through their respective First Horizon or IBERIABANK branches, websites, mobile apps, financial advisors and relationship managers until systems are integrated. IBERIABANK will adopt the First Horizon name following operating systems conversion, expected to occur in 2021.

Under the terms of the merger agreement, IBERIABANK shareholders will receive 4.584 shares of First Horizon for each IBERIABANK share they own. After closing, approximately 56% of the combined company will be held by legacy First Horizon shareholders and approximately 44% will held by legacy IBERIABANK shareholders. Following closing, the combined company will operate under the First Horizon National Corp. name, common shares will trade on the New York Stock Exchange under ticker symbol “FHN,” and depositary shares representing interests in First Horizon Series B, C and D preferred shares will trade on the New York Stock Exchange under the ticker symbols “FHN PR B,” “FHN PR C” and “FHN PR D,” respectively.

The regulatory approval process also included previously-received approvals from the Tennessee Department of Financial Institutions and the Louisiana Office of Financial Institutions. No further regulatory approvals are required to complete the merger of First Horizon and IBERIABANK.

Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21 E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) with respect to First Horizon’s and IBERIABANK’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon and IBERIABANK, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in First Horizon’s and IBERIABANK’s respective reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Horizon and IBERIABANK; the outcome of any legal proceedings that may be instituted against First Horizon or IBERIABANK; the possibility that the proposed transaction will not close when expected or at all because conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Horizon and IBERIABANK do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; First Horizon and IBERIABANK success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by First Horizon’s issuance of additional shares of its capital stock in connection with the proposed transaction; the potential impacts on First Horizon’s and IBERIABANK’s businesses of the coronavirus COVID-19 pandemic, including negative impacts from quarantines, market declines and volatility, and changes in customer behavior related to COVID-19; and other factors that may affect future results of First Horizon and IBERIABANK.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in First Horizon’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC and available in the “Investor Relations” section of First Horizon’s website, www.FirstHorizon.com, under the heading “SEC Filings” and in other documents First Horizon files with the SEC, including its registration statement on Form S-4 (reg. no. 333-235757) and filings related to that registration statement, and in IBERIABANK’s Annual Report on Form 10-K for the year ended December 31, 2019 with the SEC and available in the “Investor Relations” section of IBERIABANK’s website, www.IBERIABANK.com, under the heading “Financials & Filings” and in other documents IBERIABANK files with the SEC.

Important Other Information

In connection with the proposed transaction, First Horizon has filed with the SEC a registration statement on Form S-4 (reg. no. 333-235757) to register the shares of First Horizon’s capital stock to be issued in connection with the proposed transaction. The registration statement includes a joint proxy statement of

First Horizon and IBERIABANK, dated March 19, 2020, addressed to the shareholders of First Horizon and IBERIABANK seeking their approval of the proposed transaction. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SHAREHOLDERS OF FIRST HORIZON AND IBERIABANK ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST HORIZON, IBERIABANK AND THE PROPOSED TRANSACTION.

Investors and shareholders are able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about First Horizon and IBERIABANK, without charge, at the SEC’s website (http://www.sec.gov [sec.gov]). Copies of the registration statement, including the joint proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Clyde A. Billings Jr., First Horizon, 165 Madison Avenue, Memphis, TN 38103, telephone (901) 523-5679, or Jefferson G. Parker, IBERIABANK, 200 West Congress Street, Lafayette, LA 70501, telephone (504) 310-7314.

About First Horizon

First Horizon National Corp. (NYSE:FHN) provides financial services through First Horizon Bank, First Horizon Advisors, and FHN Financial businesses. The banking subsidiary was founded in 1864 and has the largest deposit market share in Tennessee. The company operates approximately 270 bank locations across the Southeast U.S. and 29 FHN Financial offices across the entire U.S. FHN Advisors wealth management group has more than 300 financial professionals and about $5.7 billion in assets under management. FHN Financial is a capital markets industry leader in fixed income sales, trading and strategies for institutional customers in the U.S. and abroad. The company is recognized as one of the nation’s best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. bank. More information is available at www.FirstHorizon.com.

About IBERIABANK Corporation

IBERIABANK Corporation is a financial holding company with locations in Louisiana, Arkansas, Tennessee, Alabama, Texas, Florida, Georgia, South Carolina, North Carolina, Mississippi, Missouri, and New York offering commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, mortgage, and title insurance services. The Company’s common stock trades on the NASDAQ Global Select Market under the symbol “IBKC”. The Company’s Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock also trade on the NASDAQ Global Select Market under the symbols “IBKCP”, “IBKCO”, and “IBKCN”, respectively.

For further information: FIRST HORIZON CONTACT: Investor Relations, Aarti Bowman, (901) 523-4017 Chief Communications Officer, Candace Steele Flippin (901) 523-4380 Media Relations, Silvia Alvarez, (901) 523-4465 IBERIABANK CONTACT: Investor Relations, Jefferson G. Parker, (504) 310-7314 Director of Communications, Beth Ardoin, (337) 278-6868